                         ANNUAL REPORT / OCTOBER 31 1999



                         AIM GLOBAL INFRASTRUCTURE FUND


                                  [Cover Image]
















                            [AIM Logo Appears Here]

                                  (Cover Image)

                     -------------------------------------

                     L'ECLUSE DE LA MONNAIE BY PAUL SIGNAC
 THROUGHOUT HISTORY, MAJOR INFRASTRUCTURE PROJECTS SUCH AS BRIDGES, CANALS AND
      ROADS HAVE BEEN VITAL TO A NATION'S SUCCESS. NOW, THE DEFINITION OF "INFRASTRUCTURE" HAS EXPANDED TO INCLUDE TELECOMMUNICATIONS, ELECTRICITY AND
    HIGH TECHNOLOGY--THE INTANGIBLE BRICKS AND MORTAR OF THE MODERN ECONOMY.

                     -------------------------------------

AIM Global Infrastructure Fund seeks to provide long-term growth of capital. The fund invests in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Infrastructure Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o Had fees and expenses not been waived in the past, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
   (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differences in sales-charge structure and fund expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/99 (the most recent calendar quarter-end) are as follows: for Class A shares, one year, 14.08%; five years, 5.84%; inception (5/31/94), 7.08%. For Class B shares, one year, 14.16%; five years, 6.04%; inception (5/31/94), 7.38%. For Class C shares, inception (3/1/99), 6.01%. For Advisor Class shares, (which carry no sales charge), one year, 20.33%; inception (6/1/95), 9.26%.
o Because Class C shares have been offered for less than one year (since 3/1/99), all performance figures reflect cumulative total returns that have not yet been annualized.
o  Advisor Class shares were closed to new investors on 3/1/99.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.921 per Class A share, $0.851 per Class B share and $1.0092 per Advisor Class share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o  Lipper, Inc. is an independent mutual fund performance monitor.
o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on approximately 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus for the fund.



                         AIM GLOBAL INFRASTRUCTURE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER




                   Dear Fellow Shareholder:

                   The fiscal year discussed in this report reconfirmed our
                   faith in two long-established principles of investing:
                   portfolio diversification and long-term thinking. We could title this report "What a Difference a Year Makes."
                        An investor surveying conditions when the fiscal year
[Chairman's        opened on October 31, 1998, saw a market dominated by
   Photo]          large-capitalization stocks and high-quality bonds,
                   especially U.S. Treasuries. Ten months into 1998, two well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                   to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
   It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
   The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     -------------------------------------

                                  STAYING FULLY
                   INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS
                      A COMPELLING STRATEGY AND ONE OF YOUR
                       BEST PROSPECTS FOR LONG-TERM GAIN.

                     -------------------------------------


                         AIM GLOBAL INFRASTRUCTURE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND POSTS SOLID RETURNS AS
GLOBAL ECONOMIC CONDITIONS BRIGHTEN

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
The fund produced an ample 22.72% total return for Class A shares and 22.11% for Class B shares. Class C shares commenced sales on March 1, 1999, and produced a total return of 13.94% through the close of the fiscal year. These returns are at net asset value, without a sales charge. Advisor Class shares returned 23.29% for the fiscal year.
   The fund slightly underperformed the 24.91% total return of the MSCI World Index during the same period. The MSCI World Index, which represents the performance of the world's stock markets, does not reflect the fund's concentration in infrastructure industries.
   Net assets closed the period at $45.1 million.



YOUR FUND'S PERFORMANCE

FUND REBOUNDS STRONGLY

Total return excluding sales charges


(Bar Chart)

                     FUND CLASS A    FUND CLASS B
                        SHARES          SHARES

Year ended 10/31/99     22.72%          22.11%

Year ended 10/31/98     -4.82%          -5.31%


                     -------------------------------------

                               WE EXPECT POSITIVE
   ECONOMIC GROWTH, STRONGER CORPORATE EARNINGS AND IMPROVING CONSUMER DEMAND
                                   IN EUROPE.

                     -------------------------------------

WHAT WERE MARKETS LIKE DURING THE FISCAL YEAR?
Early in the fiscal year, the Federal Reserve Board (the Fed) reduced short-term interest rates, not to stimulate the U.S. economy, but as part of a strenuous effort to stabilize markets worldwide. The U.S. economy continued to grow at a brisk pace, and as 1999 developed, many overseas markets staged a welcome recovery from the global crises of 1998.
   Several emerging economies, including South Korea, rebounded dramatically, and even the Japanese economy, moribund for several years, produced two back-to-back quarters of positive economic growth. The major trend in Europe has been the feverish pace of merger activity. In fact, toward the end of the reporting period, the European merger market topped the United States for the first time, according to Thomson Financial Securities Data. Ten European deals were announced in the third quarter with values of more than $10 billion each. So despite continued volatility in almost all markets, the overall environment was positive for the fund, and that is reflected in the fund's substantial returns.

WHAT AREAS CONTRIBUTED TO THE FUND'S PERFORMANCE?
The stocks of communications companies, which composed just over 10% of the portfolio, did quite well for us over the fiscal year. These holdings include two now-household names: Nokia (our largest holding), the world's number-one mobile-telephone maker, and Lucent Technologies, North America's leading maker of telecommunications equipment and software.
   The diversified-machinery industry also helped the fund perform well. Mannesmann AG (another of our largest holdings), a German corporation formerly known worldwide for its steel pipes, has branched out into providing pipelines for telecommunications. Its wireless service is used by more German consumers than any other company's, and it plans to split into separate telecommunications and industrial companies within the next year or two. It also owns interests in telecommunications providers in Austria, France and Italy.
   The stocks of natural-gas companies also added to the fund's performance. Our two natural-gas holdings, which make up just under 5% of the portfolio, are domestic: El Paso Energy and Enron Corporation.

WHAT CHANGES HAVE YOU MADE TO THE FUND'S HOLDINGS?
Six of our top 10 holdings from our April report remain in this report's top-10 list, shifting rankings slightly. Since the last report, we eliminated small positions in airlines, auto parts, building materials and shipping. We added the stocks of some telecommunications companies (such as Western Wireless, which provides cellular services under the Cellular One brand), communications-equipment companies (such as Williams Communications, which supplies telecom equipment to businesses) and networking companies (such as Juniper Networks, whose powerful M40 router handles high-speed Internet traffic smoothly).


          See important fund and index disclosures inside front cover.


                         AIM GLOBAL INFRASTRUCTURE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW





PORTFOLIO COMPOSITION
As of 10/31/99, based on total net assets

==========================================================================================================================
 TOP 10 HOLDINGS                              TOP 10 COUNTRIES                     TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------------
  1. Nokia Oyj-ADR (Finland)     5.12%         1. United States     46.84%          1. Electric Companies           13.65%

  2. Mannesmann A.G. (Germany)   4.46          2. United Kingdom    11.90           2. Telecommunications           10.80
                                                                                       (Cellular/Wireless)
  3. Enron Corp.                 4.05          3. Finland            5.61
                                                                                    3. Communications Equipment     10.76
  4. MCI WorldCom, Inc.          3.80          4. Germany            5.31
                                                                                    4. Telecommunications           10.46
  5. SBC Communications, Inc.    3.27          5. France             4.23              (Long Distance)

  6. General Dynamics Corp.      3.25          6. Japan              3.67           5. Telephone                     7.48

  7. Vivendi (France)            2.92          7. Spain              3.34           6. Manufacturing (Diversified)   6.83

  8. Cisco Systems, Inc.         2.90          8. South Korea        3.34           7. Machinery (Diversified)       6.28

  9. Bell Atlantic Corp.         2.83          9. Italy              3.17           8. Natural Gas                   4.79

 10. NTT Mobile Communications   2.65         10. Netherlands        3.07           9. Computers (Networking)        3.66
     Network, Inc. (Japan)
                                                                                   10. Aerospace/Defense             3.26
The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================================


MORE THAN A QUARTER OF THE FUND'S ASSETS ARE INVESTED IN EUROPE. WHY ARE YOU BULLISH ON EUROPE?
We expect positive economic growth, stronger corporate earnings and improving consumer demand. Several trends contribute to this outlook:

o Europe is becoming more entrepreneurial due to more accessible funding through four specialized exchanges. The largest--Germany's Neuer Markt--has provided capital for start-up companies, which create more opportunities for growth investorS and broaden the European stock market.
o Signs of a unified trading system are emerging. In May, eight European exchanges affirmed their intention to create a single trading system; this unification would reduce costs, increase liquidity, standardize accounting rules and ease cross-border comparisons, making equity investing more attractive.
o Corporate tax-reform proposals could boost European stock performance, especially in Germany (which accounts for just over 5% of the fund's assets)
o Finally, if in 2000 interest rates remain steady or rise just a bit, those who invest in Europe may benefit the most. If European growth continues, Europe's economic growth stands to surpass that of the United States next year, and for the first time in decades, the United States may yield its long-held role as global economic leader to Europe.

WHAT IS YOUR OUTLOOK IN GENERAL?
In the United States, the climate appears favorable for stocks. The economy is growing at a healthy pace, and corporate profits are solid. Although there is still some question about the Fed's future actions to keep inflation in check, we don't expect the Fed to adopt an aggressive tightening policy. On November 16, the central bank raised the federal funds rate to 5.50% because of continued strong economic expansion, and adopted a neutral position on further rate hikes. Moreover, while interest rates increased over the fiscal year, they remain relatively low.

   Economic trends are generally good worldwide: low inflation, good economic growth and the prospect of stable interest rates. In fact, many are now foreseeing a "Millennium Meltup" once Y2K concerns are put to rest early in 2000. We believe we may have reached a period of synchronized global expansion. The United States drove the markets for the past two years, but with the increased strength of Europe and Asia, we believe growth in the future will be more balanced. Prospects seem good for a fund investing globally in infrastructure-related industries.


                     -------------------------------------

                               ECONOMIC TRENDS ARE
                            GENERALLY GOOD WORLDWIDE:
                                 LOW INFLATION,
                              GOOD ECONOMIC GROWTH
                               AND THE PROSPECT OF
                             STABLE INTEREST RATES.

                     -------------------------------------

          See important fund and index disclosures inside front cover.


                         AIM GLOBAL INFRASTRUCTURE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



                       YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL INFRASTRUCTURE FUND VS. BENCHMARK INDEXES
5/31/94-10/31/99

in thousands
($10,000 Hypo Chart)

===============================================================================
             AIM GLOBAL         AIM GLOBAL
           INFRASTRUCTURE     INFRASTRUCTURE
                FUND               FUND           MSCI          MSCI AC
           CLASS A SHARES     CLASS B SHARES   WORLD INDEX    WORLD INDEX
-------------------------------------------------------------------------------
5/3/94          10,000             9,525         10,000          10,000
7/94            10,481             9,992         10,187          10,157
10/94           10,892            10,392         10,575          10,471
1/95            10,018             9,567          9,926           9,995
4/95            10,061             9,625         10,843          10,948
7/95            11,225            10,750         11,466          11,583
10/95           10,525            10,092         11,328          11,464
1/96            11,164            10,725         12,259          12,422
4/96            12,213            11,742         12,854          12,996
7/96            12,100            11,650         12,436          12,604
10/96           12,458            12,008         13,095          13,332
1/97            13,724            13,248         13,815          14,013
4/97            13,182            12,732         14,177          14,340
7/97            15,130            14,639         16,497          16,712
10/97           13,559            13,134         15,157          15,568
1/98            13,292            12,890         15,920          16,476
4/98            14,913            14,485         17,895          18,504
7/98            14,441            14,004         17,859          18,667
10/98           12,838            12,502         17,091          17,943
1/99            14,537            14,177         19,347          20,367
4/99            14,517            14,167         20,596          21,456
7/99            15,235            14,891         20,795          21,562
10/99           15,578            15,342         21,604          22,414

Past performance cannot guarantee comparable future results.
===============================================================================


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Source: Lipper, Inc.



AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/99, including sales charges

CLASS A SHARES
Inception (5/31/94)                8.22%
  5 years                          7.06%
  1 year                          16.87%*
* 22.72% excluding sales charges

CLASS B SHARES
Inception (5/31/94)                8.52%
  5 years                          7.25%
  1 year                          17.11%*
* 22.11% excluding CDSC

CLASS C SHARES
Inception (3/1/99)                12.94%*
* 13.94% excluding CDSC

ADVISOR CLASS SHARES
Inception (6/1/95)                10.67%
   1 year                         23.29%


Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover. The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses.



ABOUT THIS CHART
This chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 5/31/94-10/31/99. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index like the MSCI World Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Please keep in mind that the MSCI World Index tracks the performance of all markets, not merely infrastructure stocks in which the fund invests. There is no true benchmark that measures infrastructure stock performance. Fund performance shown in the chart includes fund expenses and management fees. Class A share performance reflects the deduction of the maximum sales charge; Class B share performance reflects the deduction of the applicable contingent deferred sales charge.
   Since the last reporting period, AIM Global Infrastructure Fund has elected to use the MSCI All Country World Index (which more closely resembles the securities in which the fund invests) as its benchmark instead of the MSCI World Index. We will no longer measure its performance against the MSCI World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.



                         AIM GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                        SHARES       VALUE

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-46.84%

AEROSPACE/DEFENSE-3.25%

General Dynamics Corp.                   26,494   $ 1,468,761
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-5.64%

Aether Systems, Inc.(a)                   5,200       361,725
-------------------------------------------------------------
Juniper Networks, Inc.(a)                 1,500       413,437
-------------------------------------------------------------
Lucent Technologies Inc.                  9,700       623,225
-------------------------------------------------------------
Sycamore Networks, Inc.(a)                  800       172,000
-------------------------------------------------------------
Tellabs, Inc.(a)                         11,270       712,827
-------------------------------------------------------------
Williams Communications Group, Inc.(a)    8,200       261,375
-------------------------------------------------------------
                                                    2,544,589
-------------------------------------------------------------

COMPUTERS (NETWORKING)-3.66%

Cisco Systems, Inc.(a)                   17,684     1,308,616
-------------------------------------------------------------
Foundry Networks, Inc.(a)                 1,800       341,100
-------------------------------------------------------------
                                                    1,649,716
-------------------------------------------------------------

ELECTRIC COMPANIES-7.71%

Calpine Capital Trust-$2.88 Conv. Pfd.    6,200       365,800
-------------------------------------------------------------
Dominion Resources, Inc.                 18,700       899,937
-------------------------------------------------------------
FPL Group, Inc.                          12,700       638,969
-------------------------------------------------------------
Montana Power Co.                        19,400       551,687
-------------------------------------------------------------
Pinnacle West Capital Corp.              13,700       505,187
-------------------------------------------------------------
Texas Utilities Co.                      13,400       519,250
-------------------------------------------------------------
                                                    3,480,830
-------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.82%

Ingersoll-Rand Co.                       15,700       820,325
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.77%

United Technologies Corp.                13,200       798,600
-------------------------------------------------------------

NATURAL GAS-4.79%

El Paso Energy Corp.                      8,100       332,100
-------------------------------------------------------------
Enron Corp.                              45,800     1,829,138
-------------------------------------------------------------
                                                    2,161,238
-------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.87%

AES Corp.(a)                             14,988       845,885
-------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.32%

Navigant Consulting, Inc.(a)              5,000       142,813
-------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.45%

Clarent Corp.(a)                          6,900       654,638
-------------------------------------------------------------

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-3.17%

Phone.com, Inc.(a)                        4,800       986,400
-------------------------------------------------------------
Triton PCS Holdings, Inc.-Class A(a)      9,600       338,400
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Western Wireless Corp.-Class A(a)         2,000   $   105,750
-------------------------------------------------------------
                                                    1,430,550
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-5.28%

AT&T Corp.                               14,242       665,814
-------------------------------------------------------------
MCI WorldCom, Inc.(a)                    20,000     1,716,250
-------------------------------------------------------------
                                                    2,382,064
-------------------------------------------------------------

TELEPHONE-6.11%

Bell Atlantic Corp.                      19,700     1,279,269
-------------------------------------------------------------
SBC Communications, Inc.                 29,000     1,477,188
-------------------------------------------------------------
                                                    2,756,457
-------------------------------------------------------------
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $13,486,635)                                 21,136,466
-------------------------------------------------------------

FOREIGN STOCKS-49.10%

CANADA-1.72%

Canadian National Railway Co.
  (Railroads)                            25,600       776,364
-------------------------------------------------------------

FINLAND-5.61%

Nokia Oyj-ADR (Communications
  Equipment)                             20,000     2,311,250
-------------------------------------------------------------
Sonera Oyj
(Telecommunications-Cellular/Wireless)    7,350       220,765
-------------------------------------------------------------
                                                    2,532,015
-------------------------------------------------------------

FRANCE-4.23%

Suez Lyonnaise des Eaux S.A.
  (Manufacturing- Diversified)            3,650       589,437
-------------------------------------------------------------
Vivendi (Consumer Services)              17,400     1,318,924
-------------------------------------------------------------
                                                    1,908,361
-------------------------------------------------------------

GERMANY-5.31%

Mannesmann A.G.
  (Machinery-Diversified)                12,800     2,013,203
-------------------------------------------------------------
Viag A.G. (Manufacturing-Diversified)    20,800       384,040
-------------------------------------------------------------
                                                    2,397,243
-------------------------------------------------------------

IRELAND-2.40%

CRH PLC (Construction-Cement &
  Aggregates)                            38,000       717,603
-------------------------------------------------------------
Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                            8,200       366,950
-------------------------------------------------------------
                                                    1,084,553
-------------------------------------------------------------

ISRAEL-0.44%

Partner Communications Co. Ltd.-ADR
  (Telecommunications-Cellular/
  Wireless)(a)                           12,700       200,025
-------------------------------------------------------------

ITALY-3.17%

ACEA S.p.A. (Water Utilities)(a)         72,800       810,314
-------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       126,300       620,521
-------------------------------------------------------------
                                                    1,430,835
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

JAPAN-3.67%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)         30   $   460,410
-------------------------------------------------------------
NTT Mobile Communications Network,
  Inc.
  (Telecommunications-Cellular/Wireless)     45     1,195,626
-------------------------------------------------------------
                                                    1,656,036
-------------------------------------------------------------

MEXICO-0.11%

Nuevo Grupo Iusacell S.A. de C.V.-ADR
(Telecommunications-Cellular/Wireless)    4,300        51,062
-------------------------------------------------------------

NETHERLANDS-3.07%

Equant N.V. (Computers-Networking)(a)     8,980       871,060
-------------------------------------------------------------
Libertel N.V.
  (Telecommunications-Cellular/
  Wireless)(a)                            9,750       184,635
-------------------------------------------------------------
Versatel Telecom International N.V.
  (Telecommunications-Long
  Distance)(a)                           26,500       328,976
-------------------------------------------------------------
                                                    1,384,671
-------------------------------------------------------------

PORTUGAL-0.78%

Brisa-Auto Estradas de Portugal, S.A.
  (Engineering & Construction)            8,900       350,654
-------------------------------------------------------------

SOUTH KOREA-3.34%

Korea Electric Power Corp.-ADR
  (Electric Companies)                   29,500       464,625
-------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR (Iron
  & Steel)                               31,200     1,041,300
-------------------------------------------------------------
                                                    1,505,925
-------------------------------------------------------------

SPAIN-3.34%

Endesa S.A.-ADR (Electric Companies)     39,600       789,525
-------------------------------------------------------------
Sogciable S.A. (Electric Companies)(a)   10,100       277,968
-------------------------------------------------------------
Union Electrica Fenosa, S.A. (Electric
  Companies)                             30,000       439,020
-------------------------------------------------------------
                                                    1,506,513
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

UNITED KINGDOM-11.91%

BG PLC (Oil & Gas-Exploration &
  Production)                           104,100   $   578,062
-------------------------------------------------------------
eircom PLC (Telecommunication-Long
  Distance)(a)                          282,900     1,180,083
-------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing- Diversified)           63,700       692,783
-------------------------------------------------------------
Hanson PLC-ADR
  (Manufacturing-Diversified)            16,000       619,000
-------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                             95,060       710,330
-------------------------------------------------------------
Vodafone AirTouch PLC
(Telecommunications-Cellular/Wireless)  159,145       740,470
-------------------------------------------------------------
Vodafone AirTouch PLC-ADR
  (Telecommunications-
  Cellular/Wireless)                     17,750       850,891
-------------------------------------------------------------
                                                    5,371,619
-------------------------------------------------------------
    Total Foreign Stocks (Cost
      $13,333,929)                                 22,155,876
-------------------------------------------------------------

MONEY MARKET FUNDS-3.99%

STIC Liquid Assets Portfolio(b)         899,465       899,465
-------------------------------------------------------------
STIC Prime Portfolio(b)                 899,465       899,465
-------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,798,930)                                   1,798,930
-------------------------------------------------------------
TOTAL INVESTMENTS-99.93%                           45,091,272
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.07%                    33,185
-------------------------------------------------------------
NET ASSETS-100.00%                                $45,124,457
=============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost $28,619,494)  $45,091,272
------------------------------------------------------------
Foreign currencies, at value (cost $147)                 149
------------------------------------------------------------
Receivables for:
  Investments sold                                   782,960
------------------------------------------------------------
  Fund shares sold                                    46,900
------------------------------------------------------------
  Dividends and interest                              97,266
------------------------------------------------------------
Other assets                                          17,376
------------------------------------------------------------
    Total assets                                 $46,035,923
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                              654,250
------------------------------------------------------------
  Fund shares reacquired                              62,156
------------------------------------------------------------
Accrued advisory fees                                 35,467
------------------------------------------------------------
Accrued administrative services fees                   4,110
------------------------------------------------------------
Accrued distribution fees                             31,525
------------------------------------------------------------
Accrued transfer agent fees                           17,285
------------------------------------------------------------
Accrued trustees' fees                                 1,923
------------------------------------------------------------
Accrued operating expenses                           104,750
------------------------------------------------------------
    Total liabilities                                911,466
------------------------------------------------------------
Net assets applicable to shares outstanding      $45,124,457
============================================================

NET ASSETS:

Class A                                          $19,957,501
============================================================
Class B                                          $25,134,053
============================================================
Class C                                          $    15,553
============================================================
Advisor Class                                    $    17,350
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,222,309
============================================================
Class B                                            1,576,927
============================================================
Class C                                                  976
============================================================
Advisor Class                                          1,042
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     16.33
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.33 / 95.25%)         $     17.14
============================================================
Class B:
  Net asset value and offering price per share   $     15.94
============================================================
Class C:
  Net asset value and offering price per share   $     15.94
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     16.65
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $56,941 foreign withholding
  tax)                                           $   945,552
------------------------------------------------------------
Interest                                             189,760
------------------------------------------------------------
Securities lending                                    24,031
------------------------------------------------------------
    Total investment income                        1,159,343
============================================================

EXPENSES:

Advisory and administrative fees                     542,222
------------------------------------------------------------
Accounting services fees                              25,171
------------------------------------------------------------
Custodian fees                                        23,054
------------------------------------------------------------
Distribution fees -- Class A                         108,405
------------------------------------------------------------
Distribution fees -- Class B                         283,904
------------------------------------------------------------
Distribution fees -- Class C                              70
------------------------------------------------------------
Printing fees                                         85,468
------------------------------------------------------------
Professional fees                                     89,512
------------------------------------------------------------
Trustees' fees                                        10,382
------------------------------------------------------------
Transfer agent fees -- Class A                        59,181
------------------------------------------------------------
Transfer agent fees -- Class B                        80,806
------------------------------------------------------------
Transfer agent fees -- Class C                            20
------------------------------------------------------------
Transfer agent fees -- Advisor                         2,504
------------------------------------------------------------
Other                                                 38,488
------------------------------------------------------------
    Total expenses                                 1,349,187
------------------------------------------------------------
Less: Expenses paid indirectly                          (559)
------------------------------------------------------------
    Fees waived by advisor                          (123,428)
------------------------------------------------------------
    Net expenses                                   1,225,200
------------------------------------------------------------
Net investment income (loss)                         (65,857)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            5,973,179
------------------------------------------------------------
  Foreign currencies                                 (57,640)
------------------------------------------------------------
  Forward contracts                                 (354,572)
------------------------------------------------------------
                                                   5,560,967
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                            5,616,936
------------------------------------------------------------
  Foreign currencies                                  21,529
------------------------------------------------------------
  Forward contracts                                  354,572
------------------------------------------------------------
                                                   5,993,037
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and forward contracts             11,554,004
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $11,488,147
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------

OPERATIONS:

  Net investment income (loss)                                $    (65,857)   $    244,486
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and forward contracts                            5,560,967       4,856,101
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and forward
    contracts                                                    5,993,037      (8,253,926)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                11,488,147      (3,153,339)
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (90,183)             --
------------------------------------------------------------------------------------------
  Advisor Class                                                    (56,937)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (1,403,586)       (275,162)
------------------------------------------------------------------------------------------
  Class B                                                       (1,925,203)       (454,982)
------------------------------------------------------------------------------------------
  Advisor Class                                                   (392,100)        (39,917)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (6,581,799)    (13,535,979)
------------------------------------------------------------------------------------------
  Class B                                                      (11,163,548)    (22,658,418)
------------------------------------------------------------------------------------------
  Class C                                                           14,334              --
------------------------------------------------------------------------------------------
  Advisor Class                                                 (7,642,305)      4,976,375
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (17,753,180)    (35,141,422)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           62,877,637      98,019,059
------------------------------------------------------------------------------------------
  End of period                                               $ 45,124,457    $ 62,877,637
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 22,848,512    $ 47,321,830
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                            --         147,120
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and forward contracts        5,806,741       4,932,520
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and forward contracts                           16,469,204      10,476,167
------------------------------------------------------------------------------------------
                                                              $ 45,124,457    $ 62,877,637
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Infrastructure Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Infrastructure Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $65,857, undistributed net realized gains decreased by $965,857 and paid-in capital increased by $900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts--The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Portfolio's policy of concentrating its investments in companies in the infrastructure industry subjects the Portfolio to greater risk than a fund that is more diversified.
I. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $123,428.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $25,171 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $112,334 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $108,405, 283,904 and $70, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,065 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $0 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $559 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $559 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $1,699,825 were on loan to brokers. The loans were secured by cash collateral of $1,733,821 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $24,031 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $25,277,982 and $50,642,469, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 17,098,924
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities        (627,146)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 16,471,778
=========================================================
Investments have the same cost for the tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                     OCTOBER 31, 1999                 OCTOBER 31, 1998
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                          162,299   $     2,474,900        127,344   $     1,959,159
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                           80,398         1,180,744        378,526         5,629,835
-----------------------------------------------------------------------------------------------------------------------------
  Class C *                                                            976            14,334             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     29,602           453,399        454,559         7,054,949
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          102,312         1,428,280         16,842           254,490
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          126,907         1,737,353         24,629           365,775
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     32,402           459,131          2,594            39,803
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                         (701,304)      (10,484,979)    (1,036,046)      (15,749,628)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (963,484)      (14,081,645)    (1,949,017)      (28,654,028)
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (544,836)       (8,554,835)      (139,981)       (2,118,377)
-----------------------------------------------------------------------------------------------------------------------------
                                                                (1,674,728)  $   (25,373,318)    (2,120,550)  $   (31,218,022)
=============================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                 1999      1998(a)    1997(a)    1996(a)     1995
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $14.18     $15.01     $14.42     $12.11     $ 12.47
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      --       0.07(b)   (0.01)     (0.03)      (0.03)(c)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          3.07      (0.79)      1.32       2.34       (0.33)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            3.07      (0.72)      1.31       2.31       (0.36)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.07)        --         --         --          --
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                          (0.85)     (0.11)     (0.72)        --          --
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.92)     (0.11)     (0.72)        --          --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.33     $14.18     $15.01     $14.42     $ 12.11
===================================================================================================================
Total return(d)                                                  22.72%     (4.82)%     9.38%     19.08%      (2.89)%
===================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                            $19,958    $23,531    $38,281    $38,397    $36,241
===================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                0.09%(e)   0.52%     (0.09)%    (0.19)%     (0.32)%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            (0.13)%(e)   0.28%    (0.17)%    (0.30)%     (0.58)%
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(e)   1.99%      2.00%      2.14%       2.36%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(e)   2.23%      2.08%      2.25%       2.62%
===================================================================================================================
Portfolio turnover rate                                             49%        96%        41%        41%         45%
===================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.03.
(c) Before reimbursement the net investment income per share would have been reduced by $0.03.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are based on average net assets of $21,681,105.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                               1999(a)       1998(a)      1997(a)      1996(a)       1995
                                                              ---------      -------      -------      -------      -------
Net asset value, beginning of period                           $ 13.87       $14.75       $14.24       $12.03       $ 12.45
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)          --(b)     (0.09)       (0.09)        (0.09)(c)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          2.98        (0.77)        1.32         2.30         (0.33)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            2.92        (0.77)        1.23         2.21         (0.42)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                          (0.85)       (0.11)       (0.72)          --            --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.85)       (0.11)       (0.72)          --            --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 15.94       $13.87       $14.75       $14.24       $ 12.03
===========================================================================================================================
Total return(d)                                                  22.03%       (5.31)%       8.83%       18.37%        (3.37)%
===========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                           $25,134       $32,349      $57,199      $53,678      $50,181
===========================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               (0.41)%(e)    0.02%       (0.59)%      (0.69)%       (0.82)%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            (0.63)%(e)   (0.22)%      (0.67)%      (0.80)%       (1.08)%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(e)     2.49%        2.50%        2.64%         2.86%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.72%(e)     2.73%        2.58%        2.75%         3.12%
===========================================================================================================================
Portfolio turnover rate                                             49%          96%          41%          41%           45%
===========================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.03.
(c) Before reimbursement the net investment income per share would have been reduced by $0.03.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are based on average net assets of $28,390,371.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      CLASS C                      ADVISOR CLASS
                                                   -------------    --------------------------------------------
                                                   MARCH 1, 1999                                                    JUNE 1, 1995
                                                        TO                     YEAR ENDED OCTOBER 31,                    TO
                                                    OCTOBER 31,     --------------------------------------------    OCTOBER 31,
                                                      1999(a)         1999(a)      1998(a)    1997(a)    1996(a)        1995
                                                   -------------    -----------    -------    -------    -------    ------------
Net asset value, beginning of period                  $13.99          $14.46       $15.23     $14.52     $12.14        $12.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.03)           0.05         0.16(b)    0.05       0.04          0.02(c)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                         1.98            3.15        (0.82)      1.38       2.34          0.12
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                        1.95            3.20        (0.66)      1.43       2.38          0.14
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                              --           (0.16)          --         --         --            --
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                   --           (0.85)       (0.11)     (0.72)        --            --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                   --           (1.01)       (0.11)     (0.72)        --            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.94          $16.65       $14.46     $15.23     $14.52        $12.14
================================================================================================================================
Total return(d)                                        13.94%          23.29%       (4.35)%    10.10%     19.60%         1.17%
================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                  $   16          $   17       $6,997     $2,539     $  344        $  216
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                     (0.41)%(e)       0.59%(f)     1.02%      0.41%      0.31%         0.18%(g)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  (0.63)%(e)       0.37%(f)     0.78%      0.33%      0.20%        (0.08)%(g)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                      2.50%(e)        1.50%(f)     1.49%      1.50%      1.64%         1.86%(g)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.72%(e)        1.72%(f)     1.73%      1.58%      1.75%         2.12%(g)
================================================================================================================================
Portfolio turnover rate                                   49%             49%          96%        41%        41%           45%
================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.04.
(c) Before reimbursement the net investment income per share would have been reduced by $0.02.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are annualized and based on average net assets of $10,439.
(f)  Ratios are based on average net assets of $5,431,028.
(g)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Infrastructure Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Infrastructure Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                              OFFICERS                              OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                      11 Greenway Plaza
President, Plantagenet Capital                 Chairman and President                Suite 100
Management, LLC (an investment                                                       Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer          INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                       A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary          11 Greenway Plaza
Partner, law firm of                                                                 Suite 100
Baker & McKenzie                               Melville B. Cox                       Houston, TX 77046
                                               Vice President
Robert H. Graham                                                                     TRANSFER AGENT
President and Chief Executive Officer,         Gary T. Crum
A I M Management Group Inc.                    Vice President                        A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Arthur C. Patterson                            Carol F. Relihan                      Houston, TX 77210-4739
Managing Partner, Accel Partners               Vice President
(a venture capital firm)                                                             CUSTODIAN
                                               Mary J. Benson
Ruth H. Quigley                                Assistant Vice President and          State Street Bank and Trust Company
Private Investor                               Assistant Treasurer                   225 Franklin Street
                                                                                     Boston, MA 02110
                                               Sheri Morris
                                               Assistant Vice President and          COUNSEL TO THE FUND
                                               Assistant Treasurer
                                                                                     Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                       1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary                   Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                        COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                                     Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger                  Twenty Third Floor
                                               Assistant Secretary                   555 South Flower Street
                                                                                     Los Angeles, CA 90071

                                                                                     DISTRIBUTOR

                                                                                     A I M Distributors, Inc.
                                                                                     11 Greenway Plaza
                                                                                     Suite 100
                                                                                     Houston, TX 77046

                                                                                     AUDITORS

                                                                                     PricewaterhouseCoopers LLP
                                                                                     160 Federal St.
                                                                                     Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Global Infrastructure Fund paid ordinary dividends in the amount of $0.0700 and $0.1582 per share to Class A, and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 85.08% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $3,681,650 during the Fund's tax year ended October 31, 1999.

STATE TAX INFORMATION

Of the total ordinary dividends paid, 4.96% for Class A, and Advisor shares were derived from U.S. Treasury obligations.

                     -------------------------------------

                                  OUR AUTOMATED

                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                             YIELD AND TOTAL RETURN

                                ON ALL AIM FUNDS

                                 24 HOURS A DAY.

                     -------------------------------------

AIM FUNDS(SM) MAKES INVESTING EASY


o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.


o AIM INTERNET CONNECT(SM). With this service, you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.


o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.


o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.


o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.


o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.


o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.


o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.


o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

THE AIM FAMILY OF FUNDS--Registered Trademark--



GROWTH FUNDS                                   MONEY MARKET FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                  AIM Money Market Fund                  leadership in the mutual fund industry since
AIM Blue Chip Fund                             AIM Tax-Exempt Cash Fund               1976 and managed approximately $120 billion
AIM Capital Development Fund                                                          in assets for more than 6.4 million
AIM Constellation Fund                         INTERNATIONAL GROWTH FUNDS             shareholders, including individual
AIM Dent Demographic Trends Fund               AIM Advisor International Value Fund   investors, corporate clients and financial
AIM Large Cap Growth Fund                      AIM Asian Growth Fund                  institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                        AIM Developing Markets Fund                     The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                        AIM Euroland Growth Fund(4)            Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund                 AIM European Development Fund          AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                         AIM International Equity Fund          complex in the United States in assets under
AIM Small Cap Growth Fund(2)                   AIM Japan Growth Fund                  management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)            AIM Latin American Growth Fund         an independent mutual fund monitor.
AIM Value Fund                                 AIM New Pacific Growth Fund
AIM Weingarten Fund
                                               GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                          AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                          AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                   GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                              AIM Global Growth & Income Fund
AIM Basic Value Fund                           AIM Global Utilities Fund
AIM Charter Fund
                                               GLOBAL INCOME FUNDS
INCOME FUNDS                                   AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                         AIM Global Government Income Fund
AIM High Yield Fund                            AIM Global Income Fund
AIM High Yield Fund II                         AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund               THEME FUNDS
AIM Limited Maturity Treasury Fund             AIM Global Consumer Products and Services Fund
                                               AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                          AIM Global Health Care Fund
AIM High Income Municipal Fund                 AIM Global Infrastructure Fund
AIM Municipal Bond Fund                        AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut        AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                 AIM Global Trends Fund(6)





(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                        [AIM LOGO APPEARS HERE]

                                                        INVEST  WITH DISCIPLINE

                                                      --Registered Trademark--


AIM Distributors, Inc.                                                 GIF-AR-1